Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2021	Mar. 31, 2020
Disclosure Of Financial Instruments [Abstract]
Gross amount of recognized financial asset	$ 28	$ 11
Amount set off	(2)	(3)
Net amount presented in balance sheet	26	8
Gross amount of recognized financial liability	(10)	(68)
Amount set off	2	3
Net amount presented in balance sheet	$ (8)	$ (65)